UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 27, 2008

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

As previously disclosed in a Current Report on Form 8-K filed on June 23, 2008 (File No. 814-00188), on June 19, 2008, Taxi Medallion Loan Trust I (the “Trust”), an indirect wholly-owned subsidiary of Medallion Financial Corp. (the “Company”), entered into an amendment (the “Amendment”) which amended the Amended and Restated Loan and Security Agreement, dated September 12, 2003, (as previously amended, supplemented or otherwise modified, the “Loan Agreement”), by and between the Trust and Merrill Lynch Commercial Finance Corp. (“Merrill Lynch”). The Amendment decreased the maximum commitment amount of the facility, extended the term of the Loan Agreement and increased the interest rate on any outstanding borrowings during the period between the Loan Agreement’s prior termination date of September 12, 2008 (the “Term Period Commencement Date”) and its extended termination date.

On June 27, 2008, the Trust entered into an additional amendment to the Loan Agreement and an amendment to the fourth amendment to the Loan Agreement (the “Additional Amendment”). The Additional Amendment decreased the maximum commitment amount of the credit facility to $150 million, provided for an additional decrease in the maximum commitment on the Term Period Commencement Date, further provided for a decrease in the interest rate on any outstanding borrowings during the period from the Term Period Commencement Date through the termination date and provided for a further interest rate reduction if the Trust elects to further decrease the maximum commitment amount of the credit facility to $75,000,000 on or before the Term Period Commencement Date. In connection with the Amendment, on June 27, 2008, the Trust executed a Fifth Amended and Restated Promissory Note (the “Note”), in favor of Merrill Lynch, for $150 million in principal amount.

The foregoing descriptions of the Amendment and the Note are qualified in their entirety by reference to the Amendment and the Note, which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
4.1	Fifth Amended and Restated Promissory Note, dated June 27, 2008, by Taxi Medallion Loan Trust I, in favor of Merrill Lynch Commercial Finance Corp.

10.1	Second Omnibus Amendment and Agreement, dated June 27, 2008, by and between Taxi Medallion Loan Trust I and Merrill Lynch Commercial Finance Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name:	Larry D. Hall
Title:	Chief Financial Officer

Date: June 30, 2008

Exhibit Index

Exhibit No.	Description
4.1	Fifth Amended and Restated Promissory Note, dated June 27, 2008, by Taxi Medallion Loan Trust I, in favor of Merrill Lynch Commercial Finance Corp.

10.1	Second Omnibus Amendment and Agreement, dated June 27, 2008, by and between Taxi Medallion Loan Trust I and Merrill Lynch Commercial Finance Corp.

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